SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


          Date of Report (earliest event reported): February 24, 2004


                         NEWTEK BUSINESS SERVICES, INC.
                         ------------------------------
        (Exact name of small business issuer as specified in its charter)


           New York                     001-16123                 11-3504638
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(State or other jurisdiction of      (Commission file        (I.R.S. Employer
incorporation or organization)           number)             Identification No.)



100 Quentin Roosevelt Blvd., Garden City, NY                         11530
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(Address of principal executive offices)                          (Zip Code)



Issuer's telephone number, including area code:  (516) 390-2260
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                              Newtek Capital, Inc.
                              --------------------
                                  (Former Name)

                           FORWARD-LOOKING STATEMENTS

         This Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. The words "believe," "will be able," "anticipate," "estimate," "should," "will," "expect," "continue," "intend" or similar words are intended to identify forward-looking statements. Such statements involve risks and uncertainties that exist in the operations and business environment of Newtek Business Services, Inc., (Newtek) that could render actual outcomes and results materially different than predicted. Newtek's forward-looking statements are based on assumptions about many factors, including, but not limited to: changes in interest rates or the general economy of the markets in which Newtek operates; economic, technological or regulatory changes affecting the businesses conducted and to be conducted by Newtek; Newtek's ability to employ and retain qualified employees; changes in government regulations that are applicable to Newtek's regulated small business lending; management businesses; Newtek's ability to identify and complete acquisitions and successfully integrate the businesses it acquires; changes in the demand for Newtek's services; the degree and nature of Newtek's competition; and general volatility of the capital markets and the market price of Newtek's common stock. While Newtek believes that its assumptions are reasonable at the time forward-looking statements were made, it cautions that it is impossible to predict the actual outcome of numerous factors and, therefore, readers should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made and Newtek undertakes no obligation to update such statements in light of new information or otherwise.


Item 5.  Other Events and Regulation FD Disclosure.

         Newtek Business Services, Inc. and its subsidiary, Newtek Small Business Finance, Inc., have entered into an agreement with Merrill Lynch Business Financial Services, Inc. to make available to small business customers loans through the US Small Business Administration Section 7A government guaranteed loan program.

         Newtek Business Services has also entered into an agreement with CBW Financial Services, Inc., a wholly-owned subsidiary of the Community Bankers of Wisconsin, a trade association representing 226 state and federal community banks. CBW Financial Services has exclusively endorsed Newtek Business Services Inc. to provide SBA 7A loan funding and loans services (underwriting, loan servicing and loan assembly) to the banks in the CBW system. Newtek will perform this function through Newtek Small Business Finance, its New York-based lending arm that is licensed by the US Small Business Administration to lend in all 50 states and does so utilizing its proprietary web-based referral system and internet based applications.

         Newtek Business Services, Inc., also issued a press release announcing the roll out of its latest small business service offering, Newtek Insurance Agency, LLC. A copy of the press release is attached to this report on Form 8-K as exhibit 99.1. The Newtek Insurance Agency will be based in Washington, DC and New York City and will provide a complete menu of insurance products needed by small- to medium-sized businesses.


                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          NEWTEK BUSINESS SERVICES, INC.


Date: February 26, 2004                   /s/ Barry Sloane
                                          --------------------------------------
                                          Barry Sloane
                                          Chairman of the Board,
                                          Chief Executive Officer and Secretary

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